Supplement dated October 5, 2023
to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus dated April 27, 2023,

for Schwab Genesis Advisory Variable Annuity™ and Schwab Genesis Variable Annuity™

contracts issued by Protective Life Insurance Company

PLICO Variable Annuity Account S

Supplement dated October 5, 2023
to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus dated April 27, 2023,

for Schwab Genesis Advisory Variable Annuity NY™ and Schwab Genesis Variable Annuity NY™

contracts issued by Protective Life and Annuity Insurance Company

PLAIC Variable Annuity Account S

This Supplement amends certain information in your variable annuity contract prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-456-6330.

In the "FUND APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT" section of the Initial Summary Prospectus, Updating Summary Prospectus and Prospectus, the following fund information is removed and replaced by the following:

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2022)			SecurePay Life Rider Allocation Investment Category(2)
			1 year	5 year	10 year
Money Market	Schwab® Government Money Market Portfolio™	0.26%	1.43%	1.04%	0.57%	1
Allocation	Schwab® VIT Balanced Portfolio	0.58%	-14.71%	1.70%	3.18%	2

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-800-456-6330. Please keep this Supplement for future reference.